SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 15, 2012

Technest Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

352A Christopher Avenue, Gaithersburg, MD 20879

 (Address of principal executive offices) (Zip Code)

352A Christopher Avenue, Gaithersburg, MD 20879

(Mailing Address)

(301) 767-2810

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On February 15, 2012, Technest Holdings, Inc. issued a press release announcing the business plan overview for 2012 of its wholly-owned subsidiary, AccelPath LLC.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description	Filed with this Current Report

99.1	Press Release of Technest Holdings, Inc. dated February 15, 2012	☒

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNEST HOLDINGS, INC.

By:	/s/ Shekhar Wadekar
Chief Executive Officer

Date:   February 15, 2012

EXHIBIT INDEX

Exhibit No.	Description	Filed with this Current Report

99.1	Press Release of Technest Holdings, Inc. dated February 15, 2012	☒